Exhibit 23.1
                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports dated June 25, 1999 included in this Form 11-K, into the Company's previously filed Registration Statement File No. 333-27701.

                                                         /s/ ARTHUR ANDERSEN LLP


San Antonio, Texas
June 25, 1999